UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TARGET GLOBAL ACQUISITION I CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TARGET GLOBAL ACQUISITION I CORP.
A Cayman Islands Exempted Company
PO Box 10176, Governor’s Square,
23 Lime Tree Bay Avenue,
Grand Cayman, KY1-1002,
Cayman Islands

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
To Be Held at 11:00 a.m., Eastern Time, on June 9, 2025

TO THE SHAREHOLDERS OF TARGET GLOBAL ACQUISITION I CORP.:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting of Target Global Acquisition I Corp., a Cayman Islands exempted company (“we,” “us,” “our,” “TGAA,” “TG” or the “Company”), which will be held on June 9, 2025, at 11:00 a.m., Eastern Time, at 40 West 57th Street, 29th Floor, New York, New York 10019, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted in person and the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Articles”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by 12:00 p.m., Eastern Time, on June 5, 2025 (two business days prior to the initially scheduled meeting date).

The attached notice of the Shareholder Meeting and proxy statement describe the business the Company will conduct at the Shareholder Meeting (unless the Company determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about the Company that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated June 3, 2025, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Articles to extend the date (the “Termination Date”) by which the Company has to consummate an initial business combination (the “Extension Amendment”) from June 9, 2025 to December 9, 2026 (the “Articles Extension Date”), unless the closing of an initial business combination (the “Business Combination”) shall have occurred prior thereto as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal (the “Adjournment Proposal”), in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Company initially had 18 months from the closing of its initial public offering (“IPO”), until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (until December 13, 2023), if the Company extended the period of time to consummate a Business Combination, subject to Target Global Sponsor Ltd. depositing additional funds in the Trust Account) to complete an initial Business Combination. On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto (the “First Extension”). In connection with the First Extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. With respect to the First Extension, on each of September 11, 2023, October 11, 2023, November 11, 2023 and December 11, 2023, Target Global Sponsor Ltd. made a prior contribution of $90,000 to the Company for each such monthly extension.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto (the “Second Extension”). In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. With respect to the Second Extension, on May 6, 2024, the Company announced that upon the request of Target Global Sponsor Ltd., the Board has elected to extend the Company’s Termination Date to June 8, 2024 and Target Global Sponsor Ltd. made a contribution of $90,000 to the Company’s trust account.

On May 31, 2024, Michael Minnick was appointed the Chief Executive Officer of the Company and Target Global Sponsor Ltd. transferred 3,533,191 Class A and 17,500 Class B Ordinary Shares to CIIG Management III LLC (the “Designee”), an entity managed by Mr. Minnick (the “Securities Assignment”). In connection with the Securities Assignment, Mr. Minnick and the Designee entered into a Purchaser Insider Letter with the Company similar to the insider letter that Target Global Sponsor Ltd., directors and officers of the Company entered into at the time of the Company’s initial public offering provided however the Lock-Up period definition in the Purchaser Insider Letter was amended with the consent of the Company and the IPO underwriters. In addition, the Company received a waiver in connection with the Securities Assignment from the lead underwriter of its entitlement to receive the payment of its portion of the Deferred Discount. Pursuant to the Purchaser Insider Letter, the Designee and the Chief Executive Officer have agreed that, it or he shall not Transfer 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof) until the completion of the Company’s initial Business Combination and 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof shall not be transferred, assigned or sold except to permitted transferees unless and until the earlier to occur of (A) six months after the completion of the Company’s initial Business Combination and (B) subsequent to the Company’s initial Business Combination if the last sale price of the ordinary shares equals or exceeds $12.00 per share (subject to adjustment) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination. CIIG Management III LLC and Target Global Sponsor Ltd. are the Company’s co-sponsors (collectively, the “Sponsors”).

On May 31, 2024, TGAA entered into a non-binding Letter of Intent to consummate a Business Combination with a prospective target (the “Prospective Target”) in the robotics industry utilizing artificial intelligence technology which the Company believed was a compelling investment opportunity.

On June 6, 2024, the Company elected to extend the Termination Date by one month, until July 8, 2024. In connection with such extension, on June 8, 2024, the CIIG Management III LLC (the “Contributor”) deposited $90,000 into the Trust Account.

On July 10, 2024, the Company amended its Articles once again (the “Third Extension”) to extend the date by which the Company has to consummate an initial Business Combination from July 8, 2024 to December 9, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to six times by an additional one month each time after December 9, 2024, if the Company has entered into a letter of intent or definitive binding agreement to consummate a Business Combination, on a monthly basis, until June 9, 2025 unless the closing of an initial Business Combination shall have occurred prior thereto. In connection with such Third Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in our revised Articles. As a result of the approval of the Articles, an additional $5,806.45 was deposited into the Trust Account representing the two-day prorated amount of the $90,000 monthly deposit for a 31-day month for the July 9, 2024 period.

On December 2, 2024, the Company entered into an Agreement and Plan of Merger, the “Business Combination Agreement”), by and among the Company, Vital Merger Sub 1 Corp., a Delaware corporation (“Merger Sub 1”), Vital Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Venhub Global, Inc., a Delaware corporation (“VenHub”).

On May 16, 2025, VenHub, including, its directors, principals, and stockholders, SSO, LLC, a Wyoming limited liability company (“SSO”), Shahan Ohanessian, an individual, Shoushana Ohanessian, an individual (together with SSO and Shahan Ohanessian, the “VenHub Stockholders”), the Company, Merger Sub 1, Merger Sub 2, and CIIG Management III LLC (“CIIG Management,” and together with the Company, Merger Sub 1, and Merger Sub 2, the “TGAA Parties” and each a “TGAA Party”) entered into a Settlement, Termination and Mutual Release Agreement (the “Settlement and Release Agreement”). Venhub, the VenHub Stockholders, and the TGAA Parties are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”

Pursuant to the Settlement and Release Agreement, the Parties mutually agreed to terminate the Business Combination Agreement, by and among Venhub and the TGAA Parties, dated as of December 2, 2024 and the other Contracts upon delivery to the Company of the full settlement consideration. On May 21, 2025, the full settlement consideration was delivered, and the Business Combination Agreement, the Insider Support Agreement, the SSA and the Lock-Up Agreement (each, as defined in the Settlement and Release Agreement and collectively with the Business Combination Agreement, the “Contracts”) terminated in accordance with their terms (subject to the survival of certain confidentiality provisions).

If the Extension Amendment Proposal is not approved the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2026.

The purpose of the Extension Amendment Proposal is to enhance the flexibility of the Company to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

As contemplated by the Articles, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Extension Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if the Company does not complete a Business Combination by the Articles Extension Date.

On June 3, 2025, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $11.80, based on the aggregate amount on deposit in the Trust Account of approximately $21,014,983 as of June 3, 2025 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

The purpose of the Adjournment Proposal is to allow the Board to adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Board has fixed the close of business on May 30, 2025 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY THAT THE COMPANY OBTAIN THE EXTENSION AMENDMENT AND, IF NECESSARY, THE ADJOURNMENT PROPOSAL. AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE EXTENSION AMENDMENT PROPOSAL AND, IF NECESSARY, THE ADJOURNMENT PROPOSAL ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, HAS DECLARED IT ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, , AND, IF NECESSARY, “FOR” THE ADJOURNMENT PROPOSAL.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS)

TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

To ensure your representation at the Extraordinary General Meeting, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor Sodali & Co. at (800) 662-5200, sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing TGAA.info@investor.sodali.com.

By Order of the Board of Directors of Target Global Acquisition I Corp.
By:	/s/ Michael Minnick
Name: Michael Minnick
Title: Chief Executive Officer

i

TARGET GLOBAL ACQUISITION I CORP.
A Cayman Islands Exempted Company
PO Box 10176, Governor’s Square,
23 Lime Tree Bay Avenue,
Grand Cayman, KY1-1002,
Cayman Islands

EXTRAORDINARY GENERAL MEETING OF TARGET GLOBAL ACQUISITION I CORP.

To Be Held at 11:00 a.m., Eastern Time, on June 9, 2025

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Target Global Acquisition I Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on June 9, 2025, at 11:00 a.m., Eastern Time, at 40 West 57th Street, 29th Floor, New York, New York 10019, United States of America, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to select an appropriate target business or businesses;

•        our ability to complete our Business Combination;

•        our expectations around the performance of the prospective target business or businesses;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our Business Combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our Business Combination;

•        our potential ability to obtain additional financing to complete our Business Combination;

•        our pool of prospective target businesses;

•        our ability to consummate a Business Combination due to uncertainty resulting from the changes in geopolitical conditions and global economic uncertainty, including the Israel-Hamas conflict, the Russia-Ukraine war and other macroeconomic factors, including the impact thereof on the status of debt and equity markets;

•        the ability of our officers and directors to generate a number of potential business combination opportunities;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the Trust Account (as defined below) or available to us from interest income on the Trust Account balance;

•        the Trust Account not being subject to claims of third parties; and

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports the Company has filed with the Securities and Exchange Commission (the “SEC”), including the final prospectus related to the Company’s IPO filed with the SEC on December 8, 2021 (File No. 333-253732), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and our quarterly reports on Form 10-Q filed with the SEC from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company.

Background

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On February 2, 2021, an affiliate of Target Global Sponsor Ltd. subscribed for an aggregate of 7,187,500 Class B Ordinary Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share, which shares were subsequently transferred to Target Global Sponsor Ltd. for a consideration of $25,000. On November 8, 2021, 1,437,500 Class B Ordinary Shares were cancelled by us resulting in a decrease in the total number of Class B Ordinary Shares outstanding from 7,187,500 shares to 5,750,000 shares. Prior to the completion of our IPO, Target Global Sponsor Ltd. transferred 25,000 Class B Ordinary Shares to each of our independent directors and 100,000 Class B Ordinary Shares to each of our CEO Shmuel Chafets and our Chairman Dr. Gerhard Cromme.

On December 9, 2021, we completed our IPO of 20,000,000 units at a price of $10.00 per unit (the “units”), generating gross proceeds of $200,000,000. Each unit consists of one Class A Ordinary Share and one-third of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to certain adjustments.

Substantially concurrently with the completion of our IPO, our sponsor purchased an aggregate of 6,666,667 private placement warrants (the “Private Placement Warrants”) at a price of $1.50 per warrant, or $10,000,000 in the aggregate. A total of $204,000,000, comprised of $196,000,000 of the proceeds from the IPO, including $7,000,000 of the underwriters’ deferred discount, and $8,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”).

On December 29, 2021, the underwriters exercised their over-allotment option and purchased an additional 1,489,658 units at an offering price of $10.00 per unit, generating aggregate additional gross proceeds of $14,896,580 to the Company. Substantially concurrently with the exercise of the over-allotment option, we completed the private sale of 397,242 additional Private Placement Warrants to Target Global Sponsor Ltd. at a purchase price of $1.50 per warrant, generating additional gross proceeds to the Company of $595,863.

Following the closing of our IPO on December 9, 2021, and after the closing of the over-allotment option exercise on December 29, 2021, a total of $219,194,512, was placed in the Trust Account maintained by Continental.

The Company initially had 18 months from the closing of the IPO, until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (until December 13, 2023) if the Company extended the period of time to consummate a Business Combination, subject to Target Global Sponsor Ltd. depositing additional funds in the Trust Account) to complete an initial Business Combination. On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto (the “First Extension”). In connection with the First Extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. With respect to the First Extension, on each of September 11, 2023, October 11, 2023 and November 11, 2023 and December 11, 2023, Target Global Sponsor Ltd. made a prior contribution of $90,000 to the Company for each such monthly extension.

On June 11, 2023, the Company issued an aggregate of 5,347,415 Class A Ordinary Shares, par value $0.0001 per share, to Target Global Sponsor Ltd. and certain directors and officers of the Company (collectively the “Holders”), upon the conversion (the “Conversion”) of an equal number of the Company’s Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares”) held by the Holders. The 5,347,415 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights, (iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s Initial public offering. In addition, following the Conversion, certain additional restrictions pursuant to Regulation S of the Securities Act apply to the Class A Ordinary Shares of the Holders.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto (the “Second Extension”). In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. With respect to the Second Extension, on May 6, 2024, the Company announced that upon the request of Target Global Sponsor Ltd., the Board has elected to extend the Company’s Termination Date to June 8, 2024 and Target Global Sponsor Ltd. made a contribution of $90,000 to the Company’s trust account.

On May 31, 2024, Michael Minnick was appointed the Chief Executive Officer of the Company and Target Global Sponsor Ltd. transferred 3,533,191 Class A and 17,500 Class B Ordinary Shares to CIIG Management III LLC (the “Designee”), an entity managed by Mr. Minnick (the “Securities Assignment”). In connection with the Securities Assignment, Mr. Minnick and the Designee entered into a Purchaser Insider Letter with the Company similar to the insider letter that Target Global Sponsor Ltd., directors and officers of the Company entered into at the time of the Company’s initial public offering provided however the Lock-Up period definition in the Purchaser Insider Letter was amended with the consent of the Company and the IPO underwriters. In addition, the Company received a waiver in connection with the Securities Assignment from the lead underwriter of its entitlement to receive the payment of its portion of the Deferred Discount. Pursuant to the Purchaser Insider Letter, the Designee and the Chief Executive Officer have agreed that, it or he shall not Transfer 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof) until the completion of the Company’s initial Business Combination and 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof shall not be transferred, assigned or sold except to permitted transferees unless and until the earlier to occur of (A) six months after the completion of the Company’s initial Business Combination and (B) subsequent to the Company’s initial Business Combination if the last sale price of the ordinary shares equals or exceeds $12.00 per share (subject to adjustment) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination.

On May 31, 2024, TGAA entered into a non-binding Letter of Intent to consummate a Business Combination with a prospective target (the “Prospective Target”) in the robotics industry utilizing artificial intelligence technology which the Company believed was a compelling investment opportunity.

On June 6, 2024, the Company elected to extend the Termination Date by one month, until July 8, 2024. In connection with such extension, on June 8, 2024, the Contributor deposited $90,000 into the Trust Account.

On July 10, 2024, the Company amended its Articles once again (the “Third Extension”) to extend the date by which the Company has to consummate an initial Business Combination from July 8, 2024 to December 9, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to six times by an additional one month each time after December 9, 2024, if the Company has entered into a letter of intent or definitive binding agreement to consummate a Business Combination, on a monthly basis, until June 9, 2025 unless the closing of an initial Business Combination shall have occurred prior thereto. In connection with such Third Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in our revised Articles. As a result of the approval of the Articles, an additional $5,806.45 was deposited into the Trust Account representing the two-day prorated amount of the $90,000 monthly deposit for a 31-day month for the July 9, 2024 period.

On December 2, 2024, the Company entered into an Agreement and Plan of Merger, the “Business Combination Agreement”), by and among the Company, Vital Merger Sub 1 Corp., a Delaware corporation (“Merger Sub 1”), Vital Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Venhub Global, Inc., a Delaware corporation (“VenHub”).

On May 16, 2025, VenHub, including, its directors, principals, and stockholders, SSO, LLC, a Wyoming limited liability company (“SSO”), Shahan Ohanessian, an individual, Shoushana Ohanessian, an individual (together with SSO and Shahan Ohanessian, the “VenHub Stockholders”), the Company, Merger Sub 1, Merger Sub 2, and CIIG Management III LLC (“CIIG Management,” and together with the Company, Merger Sub 1, and Merger Sub 2, the “TGAA Parties” and each a “TGAA Party”) entered into a Settlement, Termination and Mutual Release Agreement (the “Settlement and Release Agreement”). Venhub, the VenHub Stockholders, and the TGAA Parties are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”

Pursuant to the Settlement and Release Agreement, the Parties mutually agreed to terminate the Business Combination Agreement, by and among Venhub and the TGAA Parties, dated as of December 2, 2024 and the other Contracts upon delivery to the Company of the full settlement consideration. On May 21, 2025, the full settlement consideration was delivered, and the Business Combination Agreement, the Insider Support Agreement, the SSA and the Lock-Up Agreement (each, as defined in the Settlement and Release Agreement and collectively with the Business Combination Agreement, the “Contracts”) terminated in accordance with their terms (subject to the survival of certain confidentiality provisions).

If the Extension Amendment Proposal is not approved the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2026 unless the closing of a Business Combination shall have occurred prior thereto.

The purpose of the Extension Amendment Proposal is to enhance the flexibility of the Company to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

The Company’s principal executive office is located at PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands.

Risk Factors

You should consider carefully all of the risks described in our (i) initial public offering prospectus filed with the SEC on December 8, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on April 17, 2025 and (iii) our quarterly and other reports we file with the SEC from time to time, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment will enable us to complete a Business Combination.

Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment is approved and the Extension Amendment is implemented, the Company can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved and the Extension Amendment is implemented, the Company expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension Amendment or a Business Combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Class A Ordinary Shares issued as part of the units sold in our IPO (the “Public Shares”), may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination and results of operations.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and applicable non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination.

On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), which became effective on July 1, 2024, that formally adopted some of the SEC’s proposed rules for SPACs that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial business combination, and results of operations.

In the adopting release for the 2024 SPAC Rules, the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. If our facts and circumstances change over time, we will update our disclosure in future filings with the SEC to reflect how those changes impact the risk that we may be considered to be operating as an unregistered investment company.

If we were deemed to be an unregistered investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. Unless we are able to modify our activities so that we would not be deemed an investment company, we would either register as an investment company or wind-down and abandon our efforts to complete a business combination and instead liquidate the trust account. As a result, our public shareholders may only receive their pro rata portion of the funds in the trust account that are available for distribution to public shareholders and would be unable to realize the potential benefits of an initial business combination, including the possible appreciation of the combined company’s securities, and our warrants would expire worthless.

The Company’s securities have been delisted from The Nasdaq Stock Market.

On December 16, 2024, the Company received a notice (the “Delisting Notice”) from The Nasdaq Stock Market (“Nasdaq”) stating that Nasdaq had determined to delist the Company’s securities on The Nasdaq Global Market and would suspend trading in the Company’s securities effective as of the opening of business on December 17, 2024, due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement.

As a result of the Company’s shareholders approving the Extension Amendment Proposal (as defined and described in further detail below), the Company intends to transfer the listing of its securities to the OTC Markets Group Inc. (“OTC Markets”). Following the transfer of listing to the OTC Markets, the Company will continue to file the same types of periodic reports and other information it currently files with the SEC.

We and the holders of our securities could be materially adversely impacted due to our securities being delisted from Nasdaq due to non-compliance with the above rules. In particular:

•        the price of our securities will likely decrease as a result of the loss of market efficiencies associated with Nasdaq;

•        holders may be unable to sell or purchase our securities when they wish to do so;

•        we may become subject to shareholder litigation;

•        we may lose the interest of institutional investors in our securities;

•        we may lose media and analyst coverage; and

•        we would likely lose any active trading market for our securities, as our securities may then only be traded on one of the over-the-counter markets, if at all.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

On January 24, 2024, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company with the SEC;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, since November 24, 2023, we maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our Business Combination or the liquidation of our Company. By holding the funds in cash, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our Business Combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to provide holders of our Class A Ordinary Shares the right to have their shares redeemed in connection with our Business Combination or to redeem 100% of our public shares if we do not complete our Business Combination within the deadline prescribed in our Articles, or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares; or (iii) absent our completing a Business Combination within the deadline prescribed in our Articles, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a Business Combination. If we have not consummated our Business Combination within the required time period, our public shareholders may receive only approximately $11.80 per public share, or less in certain circumstances, on the liquidation of our Trust Account and our warrants will expire worthless.

We may not be able to complete a Business Combination with a U.S. target company if such Business Combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).

Our Sponsor is controlled by, and has substantial ties with, non-U.S. persons domiciled principally in Israel and the United Kingdom. Acquisitions and investments by non-U.S. Persons in certain U.S. business may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to, amongst other things, critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the United States. For so long as our Sponsor retains a material ownership interest in us, we may be deemed a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of any U.S. business of the combined company if we proceed without first obtaining CFIUS clearance. These potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our public shareholders may only receive their pro rata share of amounts held in the Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If CFIUS elects to review a Business Combination, the time necessary to complete such review of the Business Combination or a decision by CFIUS to prohibit the Business Combination could prevent us from completing a Business Combination within the deadline specified in our amended and restated memorandum and articles of association (the “Articles”).

If we are not able to consummate a Business Combination by the deadline specified in our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. Finally, the Company’s public shareholders will not receive the benefit of any price appreciation of our Public Shares that might result from a Business Combination with a target company.

There can be no assurance that we will not be subject to a U.S. Excise Tax in connection with redemptions of our Class A Ordinary Shares in certain circumstances.

The U.S. Inflation Reduction Act of 2022 (“IR Act”) generally imposes a 1% excise tax on the fair market value of certain repurchases of stock (net of the fair market value of certain new stock issuances) by “covered corporations” beginning in 2023 (the “U.S. Excise Tax”). The tax is imposed on the repurchasing corporation itself, not its stockholders. Subject to certain exceptions, the U.S. Excise Tax is imposed on publicly traded U.S. corporations. Because we are a “blank check” Cayman Islands corporation with no subsidiaries or previous merger or acquisition activity, we are not currently a “covered corporation” for this purpose. However, a repurchase of our stock that occurs in connection with a business combination with a U.S. target company might be subject to the U.S. Excise Tax, depending on the structure of the business combination and other transactions that might occur during the relevant year. The U.S. Treasury has been given authority to issue regulations or other guidance to carry out, and to prevent the avoidance of, the U.S. Excise Tax. On April 12, 2024, the U.S. Treasury and Internal Revenue Service issued proposed regulations regarding the application of this U.S. Excise Tax, but there can be no assurance that these regulations will be finally adopted in its current form. For the avoidance of doubt, if due to a business combination with a U.S. company, a U.S. Excise Tax under the IR Act becomes payable in connection with any redemptions of Class A Ordinary Shares in the future, the proceeds deposited in the Trust Account and the interest earned thereon will not be used to pay for any such U.S. Excise Tax.

We believe that we were a passive foreign investment company, or “PFIC,” for our 2021, 2022, 2023 and 2024 taxable years, and we may also be a PFIC for our current taxable year, which could result in adverse U.S. federal income tax consequences to U.S. investors.

If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. investor in our Class A Ordinary Shares or warrants, the U.S. investor may be subject to adverse U.S. federal income tax consequences and additional reporting requirements. We believe that we did not qualify for the PFIC “start-up exception” (as described in our IPO prospectus under the caption “Taxation — United States Federal Income Tax Considerations — Passive Foreign Investment Company Rules”) for our taxable year ended December 31, 2021. Therefore, we believe that we were a PFIC for our taxable years ended December 31, 2021, December 31, 2022, December 31, 2023 and December 31, 2024. In addition, even if our business combination is completed during our current taxable year, it is possible that we will be a PFIC for our current taxable year depending on the timing and structure of the business combination and the nature and value of the income and assets of the company with which we combine, the details of which are currently unknown. If we are a PFIC during any taxable year during which a U.S. investor owns our Class A Ordinary Shares or warrants, we generally will continue to be treated as a PFIC with respect to such U.S. investor’s Class A Ordinary Shares or warrants even if we are not a PFIC for any subsequent taxable year, unless the U.S. investor makes a “deemed sale” election.

A U.S. shareholder (but not warrant holder) that made a timely “qualified electing fund,” or “QEF,” election with respect to our Class A Ordinary Shares may be able to mitigate the adverse U.S. federal income tax consequences under the PFIC rules by including in its income the U.S. shareholder’s pro rata share of our earnings on a current basis, whether or not they are distributed. We prepared a PFIC Annual Information Statement in order to enable our U.S. shareholders to make and maintain QEF elections with respect to our 2021 taxable year, 2022 taxable year, and 2023 taxable year and we will endeavor provide such statement with respect to our 2024 taxable year upon request. However, there can be no assurance that we will timely provide the required information to make a QEF election, and a QEF election would be unavailable with respect to our warrants in all cases.

We urge U.S. investors to consult their tax advisers regarding the application of the PFIC rules and the availability, advisability and consequences of making any election that may be available under the PFIC rules (including the possible combination of a “deemed sale” and QEF election with respect to our Class A Ordinary Shares, if a timely QEF election had not been made previously). For a more detailed explanation of these and other elections, as well as other aspects of the PFIC rules, see the description in our IPO prospectus under the caption “Taxation — United States Federal Income Tax Considerations — Passive Foreign Investment Company Rules.” and — “Certain U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights — Passive Foreign Investment Company Rules” herein.

Economic substance legislation of the Cayman Islands may adversely impact us or our operations.

The Cayman Islands, together with several other non-European Union jurisdictions, have introduced legislation aimed at addressing concerns raised by the Organisation for Economic Co-operation and Development’s (OECD) Base Erosion and Profit Shifting (BEPS) initiative as to offshore structures engaged in certain activities which attract profits without real economic activity. The International Tax Co-operation (Economic Substance) Act, (As Revised) (the “Economic Substance Act”) contains economic substance requirements for in-scope Cayman Islands entities which are engaged in certain “relevant activities”. As we are a Cayman Islands company, our compliance obligations will include filing an annual notification, which need to state whether we are carrying out any relevant activities and if so, whether we have satisfied economic substance tests to the extent required under the Economic Substance Act. If the Cayman Islands Tax Information Authority determines that the Company or any of its Cayman Islands subsidiaries has failed to meet the requirements imposed by the Economic Substance Act the Company may face significant financial penalties, restriction on the regulation of its business activities and/or may be struck off as a registered entity in the Cayman Islands.

As it is still a relatively new regime, it is anticipated that the Economic Substance Act and associated guidance will evolve and may be subject to further clarification and amendments. We may need to allocate additional resources to keep updated with these development, and may have to make changes to our operations in order to comply with all requirements under the Economic Substance Act. Failure to satisfy these requirements may subject us to penalties under the Economic Substance Act.

Anti-money laundering legislation, regulations and guidance and sanctions legislation may require us to adopt and maintain costly compliance procedures and may adversely impact us or our financial results.

In order to comply with legislation, regulations and guidance aimed at the prevention of money laundering, terrorist financing and proliferation financing, and sanctions legislation the Company may be required to adopt and maintain anti-money laundering procedures, and may require subscribers and their beneficial owners, controllers or authorized persons (where applicable) (“Related Persons”) to provide evidence to verify their identity. Where permitted, and subject to certain conditions, the Company may also rely on, or delegate to, a suitable person the maintenance of our anti-money laundering procedures (including the acquisition of due diligence information).

The Company reserves the right to request such information as is necessary to verify the identity of a subscriber or their Related Persons. In the event of delay or failure on the part of the subscriber in producing any information required for verification purposes, we may refuse to accept the application, in which case any funds received will be returned without interest to the account from which they were originally debited.

The Company also reserves the right to refuse to make any redemption payment to a shareholder if directors or officers suspect or are advised that the payment of redemption proceeds to such shareholder might result in a breach of applicable anti-money laundering, sanctions or other laws or regulations by any person in any relevant jurisdiction, or if such refusal is considered necessary or appropriate to ensure compliance with any such laws or regulations in any applicable jurisdiction.

If any person in the Cayman Islands knows or suspects, or has reasonable grounds for knowing or suspecting that another person is engaged in criminal conduct or money laundering, or is involved with terrorism or terrorist financing and property, and the information for that knowledge or suspicion came to their attention in the course of business in the regulated sector, or other trade, profession, business or employment, the person will be required to report such knowledge or suspicion to (i) the Financial Reporting Authority of the Cayman Islands (“FRA”), pursuant to the Proceeds of Crime Act (As Revised) of the Cayman Islands, if the disclosure relates to criminal conduct or money laundering, or (ii) a police officer of the rank of constable or higher, or the FRA, pursuant to the Terrorism Act (As Revised) of the Cayman Islands, if the disclosure relates to involvement with terrorism or terrorist financing and property.

Questions and Answers About the Shareholder Meeting

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read this entire proxy statement carefully, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on June 9, 2025 at 11:00 a.m., Eastern Time, at 40 West 57th Street, 29th Floor, New York, New York 10019 United States of America, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:     Why am I receiving this proxy statement?

A:     Our Company is a blank check company incorporated as a Cayman Islands exempted company on February 2, 2021. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar Business Combination with one or more businesses or entities.

Following the closing of the Company’s IPO on December 13, 2021, followed by the partial exercise by the underwriters of the over-allotment option, a total amount of $219,194,512 from the net proceeds of (i) the sale of the Units in the IPO and (ii) the sale of Private Placement Warrants to Target Global Sponsor Ltd. was placed in the Trust Account. The Company initially had 18 months from the closing of its IPO, until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (until December 13, 2023) if the Company extended the period of time to consummate a Business Combination, subject to Target Global Sponsor Ltd. depositing additional funds in the Trust Account) to complete an initial Business Combination. On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with the First Extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. With respect to the First Extension, on each of September 11, 2023, October 11, 2023 and November 11, 2023 and December 11, 2023, Target Global Sponsor Ltd. made a prior contribution of $90,000 to the Company for each such monthly extension.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. With respect to the Second Extension, on May 6, 2024, the Company announced that upon the request of Target Global Sponsor Ltd., the Board has elected to extend the Company’s Termination Date to June 8, 2024 and Target Global Sponsor Ltd. made a contribution of $90,000 to the Company’s trust account.

On May 31, 2024, Michael Minnick was appointed the Chief Executive Officer of the Company and Target Global Sponsor Ltd. transferred 3,533,191 Class A and 17,500 Class B Ordinary Shares to the Designee, an entity managed by Mr. Minnick. In connection with the Securities Assignment, Mr. Minnick and the Designee entered into a Purchaser Insider Letter with the Company similar to the insider letter that Target Global Sponsor Ltd., directors and officers of the Company entered into at the time of the Company’s initial public offering provided however the Lock-Up period definition in the Purchaser Insider Letter was amended with the consent of the Company and the IPO underwriters. In addition, the Company received a waiver in connection with the Securities Assignment from the lead underwriter of its entitlement to receive the payment of its portion of the Deferred Discount. Pursuant to the Purchaser Insider Letter, the Designee and the Chief Executive Officer have agreed that, it or he shall not Transfer 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof) until the completion of the Company’s initial Business Combination and 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof shall not be transferred, assigned or sold except to permitted transferees unless and until the earlier to occur of (A) six months after the completion of the Company’s initial Business Combination and (B) subsequent to the Company’s initial Business Combination if the last sale price of the Ordinary Shares equals or exceeds $12.00 per share (subject to adjustment) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination.

On May 31, 2024, TGAA entered into a non-binding Letter of Intent to consummate a Business Combination with a prospective target in the robotics industry utilizing artificial intelligence technology which the Company believed was a compelling investment opportunity.

On June 6, 2024, the Company elected to extend the Termination Date by one month, until July 8, 2024. In connection with such extension, on June 8, 2024, the Contributor deposited $90,000 into the Trust Account.

On July 10, 2024, the Company amended its Articles once again (the “Third Extension”) to extend the date by which the Company has to consummate an initial Business Combination from July 8, 2024 to December 9, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to six times by an additional one month each time after December 9, 2024, if the Company has entered into a letter of intent or definitive binding agreement to consummate a Business Combination, on a monthly basis, until June 9, 2025 unless the closing of an initial Business Combination shall have occurred prior thereto. In connection with such Third Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in our revised Articles. As a result of the approval of the Articles, an additional $5,806.45 was deposited into the Trust Account representing the two-day prorated amount of the $90,000 monthly deposit for a 31-day month for the July 9, 2024 period.

On December 2, 2024, the Company entered into an Agreement and Plan of Merger, the “Business Combination Agreement”), by and among the Company, Vital Merger Sub 1 Corp., a Delaware corporation (“Merger Sub 1”), Vital Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Venhub Global, Inc., a Delaware corporation (“VenHub”).

On May 16, 2025, VenHub, including, its directors, principals, and stockholders, SSO, LLC, a Wyoming limited liability company (“SSO”), Shahan Ohanessian, an individual, Shoushana Ohanessian, an individual (together with SSO and Shahan Ohanessian, the “VenHub Stockholders”), the Company, Merger Sub 1, Merger Sub 2, and CIIG Management III LLC (“CIIG Management,” and together with the Company, Merger Sub 1, and Merger Sub 2, the “TGAA Parties” and each a “TGAA Party”) entered into a Settlement, Termination and Mutual Release Agreement (the “Settlement and Release Agreement”). Venhub, the VenHub Stockholders, and the TGAA Parties are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”

Pursuant to the Settlement and Release Agreement, the Parties mutually agreed to terminate the Business Combination Agreement, by and among Venhub and the TGAA Parties, dated as of December 2, 2024 and the other Contracts upon delivery to the Company of the full settlement consideration. On May 21, 2025, the full settlement consideration was delivered, and the Business Combination Agreement, the Insider Support Agreement, the SSA and the Lock-Up Agreement (each, as defined in the Settlement and Release Agreement and collectively with the Business Combination Agreement, the “Contracts”) terminated in accordance with their terms (subject to the survival of certain confidentiality provisions).

If the Extension Amendment Proposal is not approved the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2026, unless the closing of a Business Combination shall have occurred prior thereto.

The purpose of the Extension Amendment Proposal is to enhance the flexibility of the Company to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

Q:     When and where will the Shareholder Meeting be held?

A:     The Shareholder Meeting will be held on June 9, 2025, at 11:00 a.m., Eastern Time, at 40 West 57th Street, 29th Floor, New York, New York 10019, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by 12:00 p.m., Eastern Time, on June 5, 2025 (two business days prior to the initially scheduled meeting date).

Q:     How do I vote?

A:     If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares (together, the “Ordinary Shares”) on the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:00 a.m., Eastern Time, on June 9, 2025.

Voting in Person at the Meeting.    If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by 12:00 p.m., Eastern Time, on June 5, 2025 (two business days prior to the initially scheduled meeting date). If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically.    You may vote by entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:     What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:     The Company’s shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Articles to extend the date (the “Termination Date”) by which the Company has to consummate an initial business combination (the “Extension Amendment”) from June 9, 2025 to December 9, 2026 (the “Articles Extension Date”), unless the closing of an initial business combination (the “Business Combination”) shall have occurred prior thereto as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal (the “Adjournment Proposal”), in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

The Company initially had 18 months from the closing of the IPO, until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (December 13, 2023) if the Company extended the period of time to consummate a Business Combination, subject to Target Global Sponsor Ltd. depositing additional funds in the Trust Account) to complete an initial Business Combination. On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with the First Extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. With respect to the First Extension, on each of September 11, 2023, October 11, 2023 and November 11, 2023 and December 11, 2023, Target Global Sponsor Ltd. made a prior contribution of $90,000 to the Company for each such monthly extension.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. With respect to the Second Extension, on May 6, 2024, the Company announced that upon the request of Target Global Sponsor Ltd., the Board has elected to extend the Company’s Termination Date to June 8, 2024 and Target Global Sponsor Ltd. made a contribution of $90,000 to the Company’s trust account.

On June 6, 2024, the Company elected to extend the Termination Date by one month, until July 8, 2024. In connection with such extension, on June 8, 2024, the Contributor deposited $90,000 into the Trust Account.

On July 10, 2024, the Company amended its Articles once again (the “Third Extension”) to extend the date by which the Company has to consummate an initial Business Combination from July 8, 2024 to December 9, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to six times by an additional one month each time after December 9, 2024, if the Company has entered into a letter of intent or definitive binding agreement to consummate a Business Combination, on a monthly basis, until June 9, 2025 unless the closing of an initial Business Combination shall have occurred prior thereto. In connection with such Third Extension, the Company entered into another amendment to the Trust Agreement to align the date on which

Continental must commence liquidation of the Trust Account to the dates stipulated in our revised Articles. As a result of the approval of the Articles, an additional $5,806.45 was deposited into the Trust Account representing the two-day prorated amount of the $90,000 monthly deposit for a 31-day month for the July 9, 2024 period.

On December 2, 2024, the Company entered into an Agreement and Plan of Merger, the “Business Combination Agreement”), by and among the Company, Vital Merger Sub 1 Corp., a Delaware corporation (“Merger Sub 1”), Vital Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Venhub Global, Inc., a Delaware corporation (“VenHub”).

On May 16, 2025, VenHub, including, its directors, principals, and stockholders, SSO, LLC, a Wyoming limited liability company (“SSO”), Shahan Ohanessian, an individual, Shoushana Ohanessian, an individual (together with SSO and Shahan Ohanessian, the “VenHub Stockholders”), the Company, Merger Sub 1, Merger Sub 2, and CIIG Management III LLC (“CIIG Management,” and together with the Company, Merger Sub 1, and Merger Sub 2, the “TGAA Parties” and each a “TGAA Party”) entered into a Settlement, Termination and Mutual Release Agreement (the “Settlement and Release Agreement”). Venhub, the VenHub Stockholders, and the TGAA Parties are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”

Pursuant to the Settlement and Release Agreement, the Parties mutually agreed to terminate the Business Combination Agreement, by and among Venhub and the TGAA Parties, dated as of December 2, 2024 and the other Contracts upon delivery to the Company of the full settlement consideration. On May 21, 2025, the full settlement consideration was delivered, and the Business Combination Agreement, the Insider Support Agreement, the SSA and the Lock-Up Agreement (each, as defined in the Settlement and Release Agreement and collectively with the Business Combination Agreement, the “Contracts”) terminated in accordance with their terms (subject to the survival of certain confidentiality provisions).

If the Extension Amendment Proposal is not approved, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2026, unless the closing of a Business Combination shall have occurred prior thereto.

The purpose of the Extension Amendment Proposal is to enhance the flexibility of the Company to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals.

See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsors and the Company’s Directors and Officers,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:     Why is the Company proposing the Extension Amendment Proposal?

A:     The Company’s Articles provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a Business Combination.

Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate.

Q:     Why is the Company proposing the Adjournment Proposal?

A:     If (i) the Extension Amendment Proposal is not approved by the Company’s shareholders the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendments. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal.

Q:     What constitutes a quorum?

A:     A quorum of our shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholders of the Company, including the Sponsors, and certain of the Company’s officers and directors (together, the “Initial Shareholders”) who own approximately 75.1% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because the Extension Amendment Proposal and the Adjournment Proposal to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on these proposals unless instructed.

Q:     What vote is required to approve the proposals presented at the Shareholder Meeting?

A:     The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q:     How will the Initial Shareholders vote?

A:     The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Our Initial Shareholders are not entitled to redeem any Class A or Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote 5,347,415 Class A Ordinary Shares and 25,000 Class B Ordinary Shares.

Q:     Who are the Company’s Sponsors?

A:     On February 2, 2021, an affiliate of Target Global Sponsor Ltd. subscribed for an aggregate of 7,187,500 Class B Ordinary Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share, which shares were subsequently transferred to Target Global Sponsor Ltd. for a consideration of $25,000. On November 8, 2021, 1,437,500 Class B Ordinary Shares were cancelled by us resulting in a decrease in the total number of Class B Ordinary Shares outstanding from 7,187,500 shares to 5,750,000 shares. Prior to the completion of our IPO, Target Global Sponsor Ltd. transferred 25,000 Class B Ordinary Shares to each of our independent directors and 100,000 Class B Ordinary Shares to each of our CEO Shmuel Chafets and our Chairman Dr. Gerhard Cromme.

On June 11, 2023, the Company issued an aggregate of 5,347,415 Class A Ordinary Shares, par value $0.0001 per share, to Target Global Sponsor Ltd. and certain directors and officers of the Company, upon the conversion of an equal number of the Company’s Class B Ordinary Shares, par value $0.0001 per share.

On May 31, 2024, Michael Minnick was appointed the Chief Executive Officer of the Company and Target Global Sponsor Ltd. transferred 3,533,191 Class A and 17,500 Class B Ordinary Shares to CIIG Management III LLC, an entity managed by Mr. Minnick, per the Securities Assignment.

CIIG Management III LLC, a Delaware limited liability company, owned 3,533,191 Class A Ordinary Shares and 17,500 Class B Ordinary Shares as of the Record Date.

Target Global Sponsor Ltd., a Cayman Islands exempt company, owned 1,514,224 Class A Ordinary Shares and 7,500 Class B Ordinary Shares as of the Record Date.

CIIG Management III LLC and Target Global Sponsor Ltd. are the Company’s co-sponsors.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete a Business Combination until the Articles Extension Date. Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Amendment Proposal or the Adjournment Proposal, or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:     How are the funds in the Trust Account currently being held?

A:     To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we instructed Continental to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing bank deposit account until the earlier of the consummation of the Company’s Business Combination or the liquidation of the Company. Following such liquidation of the assets in our Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment.

If the Extension Amendment Proposal is not approved, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

The Sponsors waived their rights to participate in any liquidation distribution with respect to the 5,347,415 Class A Ordinary Shares and 25,000 Class B Ordinary Shares held by them.

Q:     If the Extension Amendment Proposal is approved and implemented, what happens next?

A:     If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Company will continue to attempt to consummate a Business Combination until the Articles Extension Date. The Company will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2026, unless the closing of a Business Combination shall have occurred prior thereto.

Notwithstanding the foregoing, if the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Initial Shareholders.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:     No. You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:     Will my vote affect my ability to exercise Redemption rights?

A:     No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, and potentially less cash.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. Shareholders may send a later-dated, signed proxy card to the Company at 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, so that it is received by the Company not later than 11:00 a.m., Eastern Time, on June 9, 2025 or attend the Shareholder Meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Financial Officer, which must be received by the Company’s Chief Financial Officer not later than 11:00 a.m., Eastern Time, on June 9, 2025. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” votes, “AGAINST” votes and “ABSTAIN” votes (including broker non-votes). The approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal or the Adjournment Proposal as a matter of Cayman Islands law.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

If you are a shareholder of the Company holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on these matters at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that each of these proposals is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Q:     What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsors, of Class A and Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsors and the Company’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:     If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of warrants issued in connection with the initial public offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.       (a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

II.     prior to 5:00 p.m., Eastern Time, on June 5, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to Continental, the Company’s transfer agent (the “Transfer Agent”) that the Company redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares. As of June 3, 2025, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $11.80 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on June 5, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting).

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, if a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, the Company will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:     What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:     You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:     The Company will pay the cost of soliciting proxies for the Shareholder Meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: TGAA.info@investor.morrowsodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on June 5, 2025 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

Extraordinary General Meeting

This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of the Company’s shareholders to be held on June 9, 2025, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about June 3, 2025, to all shareholders of record of the Company as of May 30, 2025, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on June 9, 2025 at 11:00 a.m., Eastern Time, at 40 West 57th Street, 29th Floor, New York, New York 10019, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days prior by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by 12:00 p.m., Eastern Time, on June 5, 2025 (two business days prior to the initially scheduled meeting date). Whether or not you participate in the Shareholder Meeting, it is important that you vote your shares.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, the Company’s shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Articles to extend the date (the “Termination Date”) by which the Company has to consummate an initial business combination (the “Extension Amendment”) from June 9, 2025 to December 9, 2026 (the “Articles Extension Date”), unless the closing of an initial business combination (the “Business Combination”) shall have occurred prior thereto as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal (the “Adjournment Proposal”), in which case the Adjournment Proposal will be the only proposal presented at the Shareholder Meeting.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on May 30, 2025, which is the “Record Date” for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,153,431 issued and outstanding Ordinary Shares, of which 1,781,016 Class A Ordinary Shares are held by the Company’s public shareholders and 5,347,415 Class A Ordinary Shares and 25,000 Class B Ordinary Shares are held by the Company’s Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own approximately 75.1% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, no additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal or the Adjournment Proposal voted upon at the Shareholder Meeting.

We believe that the Extension Amendment Proposal and the Adjournment Proposal to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in “street name,” your bank, brokerage firm or other nominee cannot vote your shares on these proposals to be voted on at the Shareholder Meeting without your instruction.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Class A Ordinary Shares and Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own approximately 75.1% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

	Number of Additional Class A Ordinary Shares Held By Public Shareholders Required to Approve Proposal
Proposal	Approval Standard	If Only Quorum Is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	0	0
	Number of Additional Public Shares Required to Approve Proposal
Proposal	Approval Standard	If Only Quorum Is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Adjournment Proposal	Simple majority of Class A and Class B Shares entitled to vote and voted at the Shareholder Meeting	0	0

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:00 a.m., Eastern Time, on June 9, 2025.

Voting in Person at the Meeting.    If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by emailing the Company’s Chief Financial Officer at hdimmerling@targetglobal.vc, with a copy to corporate@targetglobal.vc, by 12:00 p.m., Eastern Time, on June 5, 2025 (two business days prior to the initially scheduled meeting date). If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically.    You may vote by entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify the Company’s Chief Financial Officer in writing to 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, before the Shareholder Meeting that you have revoked your proxy; or

•        you may attend the Shareholder Meeting, revoke your proxy, and vote in person as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a shareholder of the Company and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing TGAA.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.80 per share as of June 3, 2025, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, as a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to the Transfer Agent, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental physically or electronically through DTC.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 5, 2025 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental prior to 5:00 p.m., Eastern Time, on June 5, 2025 (two business days before the initially scheduled date of the Shareholder Meeting).

The closing price of Class A Ordinary Shares on May 27, 2025, the most recent practicable date prior to the date of this proxy statement, was $11.73 per share. The cash held in the Trust Account on June 3, 2025 was approximately $21,014,983 (including interest not previously released to the Company to pay its taxes) ($11.80 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement, and the related proxy materials. The Company will pay Morrow Sodali a fee of $20,000, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement, and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our Ordinary Shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2024, there were no delinquent filers.

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to the Company. Until May 31, 2024, the Company reimbursed an affiliate of our Sponsor for office space, secretarial and administrative services provided to us in the amount of $10,000 per month. However, this arrangement was solely for the benefit of the Company and was not intended to provide any of our directors or executive officers with compensation in lieu of a salary.

None of our executive officers or directors have received any cash compensation for services rendered to us. Until May 31, 2024, we reimbursed an affiliate of our sponsor for office space, secretarial and administrative services provided to us in the amount of $10,000 per month. In addition, our Sponsor, executive officers and directors, or their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

In March 2021, our Sponsor transferred 25,000 Class B Ordinary Shares to each of our independent directors and 100,000 Class B Ordinary Shares to each of our CEO Shmuel Chafets and our Chairman Dr. Gerhard Cromme. In addition, in November 2021, our Sponsor transferred 25,000 Class B Ordinary Shares to our CFO Heiko Dimmerling. On June 11, 2023, the Company issued an aggregate of 5,347,415 Class A Ordinary Shares, par value $0.0001 per share to the Holders, upon the Conversion of an equal number of the Company’s Class B Ordinary Shares held by the Holders. The 5,347,415 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights, (iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s initial public offering. In addition, following the Conversion, certain additional restrictions pursuant to Regulation S of the Securities Act apply to the Class A Ordinary Shares of the Holders.

Subject to the foregoing, no compensation of any kind, including finder’s and consulting fees, will be paid by the Company to our Sponsor, executive officers and directors, or their respective affiliates, prior to completion of our Business Combination.

After the completion of our Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our Business Combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

In the event a Business Combination is consummated, we expect the combined company to develop an executive compensation program that is designed to align compensation with the combined company’s business objectives and the creation of shareholder value, while enabling the combined company to attract, motivate and retain individuals who contribute to the long-term success of the combined company. We anticipate that decisions regarding executive compensation would reflect our belief that the executive compensation program must be competitive in order to attract and retain executive officers of the combined company.

Employee, Officer and Director Hedging

We have not adopted any policy or practices regarding hedging of our securities.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team and board of directors in their capacity as such.

Proposal No. 1 — The Extension Amendment Proposal

Overview

The Company is proposing to amend, by way of special resolution, its Articles to extend the date by which the Company has to consummate a Business Combination to the Articles Extension Date so as to give the Company additional time to complete a Business Combination.

The Company initially had 18 months from the closing of its IPO, until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (December 13, 2023) if the Company extended the period of time to consummate a Business Combination, subject to Target Global Sponsor Ltd. depositing additional funds in the Trust Account) to complete an initial Business Combination. On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with the First Extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. With respect to the First Extension, on each of September 11, 2023, October 11, 2023 and November 11, 2023 and December 11, 2023, Target Global Sponsor Ltd. made a prior contribution of $90,000 to the Company for each such monthly extension.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. With respect to the Second Extension, on May 6, 2024, the Company announced that upon the request of Target Global Sponsor Ltd., the Board has elected to extend the Company’s Termination Date to June 8, 2024 and Target Global Sponsor Ltd. made a contribution of $90,000 to the Company’s trust account.

On May 31, 2024, Michael Minnick was appointed the Chief Executive Officer of the Company and Target Global Sponsor Ltd. transferred 3,533,191 Class A and 17,500 Class B Ordinary Shares to the Designee, an entity managed by Mr. Minnick. In connection with the Securities Assignment, Mr. Minnick and the Designee entered into a Purchaser Insider Letter with the Company similar to the insider letter that Target Global Sponsor Ltd., directors and officers of the Company entered into at the time of the Company’s initial public offering provided however the Lock-Up period definition in the Purchaser Insider Letter was amended with the consent of the Company and the IPO underwriters. In addition, the Company received a waiver in connection with the Securities Assignment from the lead underwriter of its entitlement to receive the payment of its portion of the Deferred Discount. Pursuant to the Purchaser Insider Letter, the Designee and the Chief Executive Officer have agreed that, it or he shall not Transfer 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof) until the completion of the Company’s initial Business Combination and 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof shall not be transferred, assigned or sold except to permitted transferees unless and until the earlier to occur of (A) six months after the completion of the Company’s initial Business Combination and (B) subsequent to the Company’s initial Business Combination if the last sale price of the Ordinary Shares equals or exceeds $12.00 per share (subject to adjustment) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination.

On May 31, 2024, TGAA entered into a non-binding Letter of Intent to consummate a Business Combination with a prospective target in the robotics industry utilizing artificial intelligence technology which the Company believed was a compelling investment opportunity.

On June 6, 2024, the Company elected to extend the Termination Date by one month, until July 8, 2024. In connection with such extension, on June 8, 2024, the Contributor deposited $90,000 into the Trust Account.

On July 10, 2024, the Company amended its Articles once again (the “Third Extension”) to extend the date by which the Company has to consummate an initial Business Combination from July 8, 2024 to December 9, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to six times by an additional one month each time after December 9, 2024, if the Company has entered into a letter of intent or definitive binding agreement to consummate a Business Combination, on a monthly basis, until June 9, 2025 unless the closing of an initial Business Combination shall have occurred prior thereto. In connection with such Third Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in our revised Articles. As a result of the approval of the Articles, an additional $5,806.45 was deposited into the Trust Account representing the two-day prorated amount of the $90,000 monthly deposit for a 31-day month for the July 9, 2024 period.

On December 2, 2024, the Company entered into an Agreement and Plan of Merger, the “Business Combination Agreement”), by and among the Company, Vital Merger Sub 1 Corp., a Delaware corporation (“Merger Sub 1”), Vital Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Venhub Global, Inc., a Delaware corporation (“VenHub”).

On May 16, 2025, VenHub, including, its directors, principals, and stockholders, SSO, LLC, a Wyoming limited liability company (“SSO”), Shahan Ohanessian, an individual, Shoushana Ohanessian, an individual (together with SSO and Shahan Ohanessian, the “VenHub Stockholders”), the Company, Merger Sub 1, Merger Sub 2, and CIIG Management III LLC (“CIIG Management,” and together with the Company, Merger Sub 1, and Merger Sub 2, the “TGAA Parties” and each a “TGAA Party”) entered into a Settlement, Termination and Mutual Release Agreement (the “Settlement and Release Agreement”). Venhub, the VenHub Stockholders, and the TGAA Parties are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”

Pursuant to the Settlement and Release Agreement, the Parties mutually agreed to terminate the Business Combination Agreement, by and among Venhub and the TGAA Parties, dated as of December 2, 2024 and the other Contracts upon delivery to the Company of the full settlement consideration. On May 21, 2025, the full settlement consideration was delivered, and the Business Combination Agreement, the Insider Support Agreement, the SSA and the Lock-Up Agreement (each, as defined in the Settlement and Release Agreement and collectively with the Business Combination Agreement, the “Contracts”) terminated in accordance with their terms (subject to the survival of certain confidentiality provisions).

If the Extension Amendment Proposal is not approved, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2026.

The purpose of the Extension Amendment Proposal is to enhance the flexibility of the Company to complete a Business Combination. You are not being asked to vote on a Business Combination at this time.

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

As contemplated by the Articles, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account established to hold a portion of the proceeds of the initial public offering and the concurrent sale of the Private Placement Warrants, if the Extension Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if the Company does not complete a Business Combination by the Articles Extension Date as contemplated by the Articles, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment is implemented.

On June 3, 2025, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $11.80, based on the aggregate amount on deposit in the Trust Account of approximately $21,014,983 as of June 3, 2025 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The market price of the Class A Ordinary Shares on May 27, 2025 was $11.73. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same per share as if the shares were sold in the open market (based on the per share redemption price as of June 3, 2025). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal to provide more flexibility in structuring a business combination and, if necessary, allow for a period of additional time to consummate a Business Combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2026, unless the closing of a Business Combination shall have occurred prior thereto.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors — There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,347,415 Class A Ordinary Shares and 25,000 Class B Ordinary Shares held by them.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. The Company will then continue to attempt to consummate a Business Combination until the Articles Extension Date. The Company will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the Termination Date would be extended until December 9, 2026, unless the closing of a Business Combination shall have occurred prior thereto.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors — There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

Interests of the Sponsors and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsors and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        the fact that Target Global Sponsor Ltd. paid $10,595,863 for 7,063,909 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share.

•        If the Extension Amendment Proposal is not approved, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company liquidates and dissolves the Trust Account.

•        the fact that the Initial Shareholders, including Target Global Sponsor Ltd. and the Designee (and certain of the Company’s officers and directors who are members of Target Global Sponsor Ltd. and Designee, respectively), have invested in the Company an aggregate of $10,620,863, comprised of the $25,000 purchase price for 5,372,415 Class B Ordinary Shares and the $10,595,863 purchase price for 7,063,909 Private Placement Warrants. Assuming a market price of $11.73 per Class A Ordinary Share (based upon the market price per share on May 27, 2025), the 5,347,415 Class A Ordinary Shares and the 25,000 Class B Ordinary Shares held by the Initial Shareholders, would have an implied aggregate value of approximately $63.0 million. Even if the trading price of the shares of Class A Ordinary Shares were as low as approximately $1.98 per share, the aggregate market value of the Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before the Prior Extension Deadline, the Initial Shareholders will lose their entire investment in the Company;

•        the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•        the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination within the Prior Extension Deadline;

•        the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;

•        the fact that the Sponsors and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated within the Prior Extension Deadline; and

•        the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $11.80 per share as of June 3, 2025), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, as a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)     hold Class A Ordinary Shares;

(ii)    submit a written request to Continental, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)   deliver your Class A Ordinary Shares to Continental, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 5, 2025 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, prior to 5:00 p.m., Eastern Time, on June 5, 2025 (two business days before the initially scheduled date of the Shareholder Meeting).

The closing price of Class A Ordinary Shares on May 27, 2025, the most recent practicable date prior to the date of this proxy statement, was $11.73 per share. The cash held in the Trust Account on June 3, 2025 was approximately $21,014,983 (including interest not previously released to the Company to pay its taxes) ($11.80 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 75.1% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of no Class A Ordinary Shares held by public shareholders (or approximately 0% of all Class A Ordinary Shares held by public shareholders) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, but will not require the affirmative vote of any additional Class A Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors — There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)      Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association, as further amended on July 10, 2024, be deleted in its entirety.

b)      Article 49.8 of the Company’s Amended and Restated Memorandum and Articles of Association, as further amended on July 10, 2024, be deleted in its entirety and replaced with the following new Article 49.8:

“In the event that the Company does not consummate a Business Combination by December 9, 2026, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

c)      Article 49.9 of the Company’s Amended and Restated Memorandum and Articles of Association, as further amended on July 10, 2024, be deleted in its entirety and replaced with the following new Article 49.9:

“In the event that any amendment is made to the Articles:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by December 9, 2026; or

(b)    with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who are not the Sponsors, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

SECOND, RESOLVED, as a special resolution that:

(a)     Article 49.11 of the Company’s Amended and Restated Memorandum and Articles of Association, as further amended on July 10, 2024, be deleted in its entirety and replaced with the following new Article 49.11:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond December 9, 2026 under the provisions of this Article 49 or (ii) amend the foregoing provisions of this Article 49.11.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

Proposal No. 2 — The Adjournment Proposal

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. If there are insufficient votes to approve the Extension Amendment Proposal, the Extension Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own approximately 75.1% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will not require the affirmative vote of additional Ordinary Shares held by public shareholders.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Certain U.S. Federal Income Tax Considerations for Shareholders
Exercising Redemption Rights

General

The following discussion summarizes certain United States federal income tax considerations generally applicable to a U.S. Holder (as defined below) that elects to have its Class A Ordinary Shares redeemed for cash pursuant to the exercise of a right to redemption in connection with the Extension Amendment Proposal.

This discussion of certain U.S. federal income tax considerations applies to you only if you are a U.S. Holder and you hold Class A Ordinary Shares as capital assets under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). You are a U.S. Holder if for U.S. federal income tax purposes you are a beneficial owner of our Class A Ordinary Shares and are:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia; or

•        an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.

This discussion assumes that any distributions made (or deemed made) by us on our Class A Ordinary Shares and any consideration received (or deemed received) by you in consideration for the sale or other disposition of our Class A Ordinary Shares will be in U.S. dollars. This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to exercising a right to have your Class A Ordinary Shares redeemed in light of your particular circumstances, including if you are:

•        our sponsor or founder (or an officer, director, employee, direct or indirect owner, or affiliate thereof);

•        a financial institution;

•        a dealer or trader in securities that uses a mark-to-market method of tax accounting with respect to the Class A Ordinary Shares;

•        a government or agency or instrumentality thereof;

•        a regulated investment company;

•        a real estate investment trust;

•        an expatriate or former long-term resident of the United States;

•        an insurance company;

•        a person that actually or constructively owns five percent or more of our voting shares or five percent or more of the total value of our shares;

•        a person holding the Class A Ordinary Shares as part of a “straddle,” integrated transaction or similar transaction;

•        a person holding our Class A Ordinary Shares in connection with a trade or business outside the United States;

•        a U.S. person whose functional currency is not the U.S. dollar; or

•        a tax-exempt entity.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, which may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not discuss the alternative minimum tax or the application of Section 451(b) of the Code, and does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or any state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion. You should consult your tax adviser with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

This discussion does not consider the tax treatment of partnerships or other passthrough entities or persons who hold our Class A Ordinary Shares through those entities. If a partnership (or other entity or arrangement classified as a partnership or other passthrough entity for U.S. federal income tax purposes) is the beneficial owner of our Class A Ordinary Shares, the U.S. federal income tax treatment of a partner or member in the partnership or other passthrough entity generally will depend on the status of the partner or member and the activities of the partnership or other passthrough entity. If you are a partnership or other passthrough entity holding our Class A Ordinary Shares, or a partner or member thereof, you should consult your own tax adviser.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL. YOU ARE URGED TO CONSULT YOUR TAX ADVISER WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE REDEMPTION OF OUR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption of Class A Ordinary Shares

The following discussion is subject to the discussion under “— Passive Foreign Investment Company Rules” below.

In the event that your Class A Ordinary Shares are redeemed in connection with the Extension Amendment Proposal (referred to herein as a “redemption”), the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A Ordinary Shares, you will be treated as described under “— Redemption Taxable as a Sale or Exchange” below. If the redemption does not qualify as a sale of Class A Ordinary Shares, you will be treated as receiving a corporate distribution with the tax consequences described below under “— Redemption Taxable as a Corporate Distribution.” Whether a redemption qualifies for sale treatment will depend largely on the total number of our shares treated as owned by you (including any shares constructively owned by you) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in us or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests is satisfied, you must take into account not only our shares actually owned by you, but also our shares that are constructively owned by you. In addition to shares you own directly, you may be treated as constructively owning shares owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any shares you have a right to acquire by exercise of an option, which likely would include Class A Ordinary Shares which could be acquired pursuant to the exercise of Public Warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by you immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by you immediately before the redemption. Prior to our initial business combination, the Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of your interest if either (i) all of our shares actually and constructively owned by you are redeemed or (ii) all of our shares actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of shares owned by certain family members and you do not constructively own any other shares of ours. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if the redemption or purchase results in a “meaningful reduction” of your proportionate interest in us. Whether the redemption will result in a meaningful reduction of your proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax adviser as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and the tax consequences of the redemption will be as described under “— Redemption Taxable as a Corporate Distribution” below. After the application of those rules, any remaining tax basis in the redeemed Class A Ordinary Shares will be added to your adjusted tax basis in your remaining shares. If there are no remaining shares, you should consult your tax adviser as to the allocation of any remaining basis.

Redemption Taxable as a Sale or Exchange

The following discussion is subject to the discussion under “— Passive Foreign Investment Company” below.

In the event that the redemption of your Class A Ordinary Shares is treated as a sale or other taxable disposition, you generally will recognize capital gain or loss, which generally will be long-term capital gain or loss if your holding period for the Class A Ordinary Shares exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders are eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss you recognize will equal the difference between (i) the sum of the amount of cash received in connection with the redemption and (ii) your adjusted tax basis in the Class A Ordinary Shares redeemed. Your adjusted tax basis in your Class A Ordinary Shares generally will equal your acquisition cost (which in the case of an acquisition of units comprising of Class A Ordinary Shares and Public Warrants will be the portion of the purchase price allocated to the relevant Class A Ordinary Shares), decreased by any prior distributions (including deemed distributions) treated as returns of capital. The gain or loss will generally be U.S.-source gain or loss for foreign tax credit purposes.

Redemption Taxable as a Corporate Distribution

The following discussion is subject to the discussion under “— Passive Foreign Investment Company” below.

In the event that the redemption of the Class A Ordinary Shares is treated as a corporate distribution, you generally will be required to include in gross income as a dividend the amount of any cash paid for our Class A Ordinary Shares to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). To the extent the distribution is in excess of earnings and profits, it generally will be applied against, and reduce, your tax basis in your Class A Ordinary Shares (but not below zero), and any remaining excess will be treated as gain from the sale or exchange of the Class A Ordinary Shares. However, it is possible that financial intermediaries may report the entire amount of the distribution as a dividend if they cannot determine the amount of our earnings and profits for U.S. federal income tax purposes.

If you are a corporate U.S. Holder, the amount treated as a dividend paid by us will be taxable to you at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. As described in “— Passive Foreign Investment Company” below, we believe that we were a PFIC for our taxable year ended December 31, 2024 and expect to be a PFIC for our taxable year ending December 31, 2025 and therefore we believe that any amount treated as a dividend paid by us to a non-corporate U.S. Holder will not be eligible for the lower long-term capital gains rate that applies to qualified dividend income.

Passive Foreign Investment Company

A non-U.S. corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income. Cash is generally treated as a passive asset for these purposes.

We believe that we did not qualify for the PFIC “start-up exception” (as described in our IPO prospectus under the caption “Taxation — United States Federal Income Tax Considerations — Passive Foreign Investment Company Rules”) for our taxable year ended December 31, 2021. Therefore, we believe that we were a PFIC for our taxable years ended December 31, 2021, 2022, 2023 and 2024. In addition, we may also be a PFIC for our current taxable even if our business combination is completed during any taxable year of ours ending after December 31, 2024, it is possible that we will be a PFIC for that taxable year (and possibly subsequent taxable years), depending on the timing and structure of the business combination and the nature and value of the income and assets of the company with which we combine, the details of which are currently unknown.

Accordingly, if you did not make either a timely mark-to-market election or a qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which you owned (or were deemed to own) Class A Ordinary Shares, as described below, you generally will be subject to special rules with respect to (i) any gain recognized on the sale or other disposition of your Class A Ordinary Shares, which would include a redemption that is treated as a sale or exchange under the rules discussed above, and (ii) any “excess distribution” made to you (generally, any distributions to you during a taxable year that are greater than 125% of the average annual distributions received by you in respect of the Class A Ordinary Shares during the three preceding taxable years or, if shorter, your holding period for the Class A Ordinary Shares), which should include a redemption that is treated as a corporate distribution under the rules discussed above.

Under these rules:

•        your gain or excess distribution will be allocated ratably over your holding period for the Class A Ordinary Shares;

•        the amount allocated to the taxable year in which you recognized the gain or received the excess distribution, or to the period in your holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income; and

•        the amount allocated to other taxable years (or portions thereof) and included in your holding period will be taxed at the highest tax rate in effect for that year and applicable to you (without regard to other items of income and loss for such year), and an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed with respect to the tax attributable to each such other taxable year.

We prepared a PFIC Annual Information Statement in order to enable our U.S. shareholders to make and maintain QEF elections with respect to our 2021 taxable year, 2022 taxable year, and 2023 taxable year and we will endeavor provide such statement with respect to our 2024 taxable year upon request. However, there can be no assurance that we will timely provide the required information to make a QEF election, and a QEF election would be unavailable with respect to our warrants in all cases.

Tax Reporting and Backup Withholding

Proceeds from the redemption of our Class A Ordinary Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, if you furnish a correct taxpayer identification number and make other required certifications, or are otherwise exempt from backup withholding and establish your exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against your U.S. federal income tax liability, and you generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon your particular situation. You should consult your tax adviser with respect to the tax consequences of the redemption of our Class A Ordinary Shares in connection with the Extension Amendment Proposal, including the tax consequences under state, local, estate, non-U.S. and other laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

Business of the Company and Certain Information About the Company

References in this section to “we,” “our” or “us” refer to the Target Global Acquisition I Corp.

The Company is a blank check company incorporated on February 2, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses. The Company has not engaged in any operations nor generated any revenue to date. Based on its business activities, the Company is a “shell company” as defined under the Exchange Act because the Company has no operations and nominal assets consisting almost entirely of cash. For additional information, see the information set forth under the caption “Item 1. Business” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 4, 2024.

On May 31, 2024, TGAA entered into a non-binding Letter of Intent to consummate a Business Combination with a prospective target in the robotics industry utilizing artificial intelligence technology which the Company believed was a compelling investment opportunity.

On May 31, 2024, Shmuel Chafets resigned as CEO of the Company, effective immediately. Mr. Chafets’ resignation was voluntary and not the result of any disagreement with the operations, policies or practices of the Company. Mr. Chafets continues to serve as a director of the Company. On May 31, 2024, the board of directors of the Company appointed Mr. Michael Minnick as CEO of the Company, effective immediately.

On May 31, 2024, Yaron Valler informed the Company of his decision to resign as Chief Investment Officer of the Company, effective immediately. Mr. Valler’s resignation was voluntary and not the result of any disagreement with the operations, policies or practices of the Company.

Beneficial Ownership of Securities

The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of the date of this proxy statement, based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s Ordinary Shares, by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding Ordinary Shares;

•        each of the Company’s executive officers and directors that beneficially owns the Company’s Ordinary Shares; and

•        all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Name of Beneficial Owners(1)	Number of Class B Ordinary Shares Beneficially Owned	Number of Class A Ordinary Shares Beneficially Owned		Approximate Percentage of Issued and Outstanding Ordinary Shares(2)
5% Shareholders (individually or as a group) CIIG Management III LLC	17,500	3,533,191	(3)	49.6%
Target Global Sponsor Ltd.	7,500	1,521,724	(4)(5)	21.3%
Mizuho Financial Group	—	426,781	(6)	6.0%

Directors, Executive Officers
Gerhard Cromme	—	100,000		1.4%
Michael Minnick	17,500	3,533,191	(3)	49.6%
Heiko Dimmerling	—	25,000		—	*
Michael Abbott	—	25,000		—	*
Jeffrey Clarke	—	—		—
Lars Hinrichs	—	25,000		—	*
Sigal Regev	—	25,000		—	*
Shmuel Chafets	—	100,000		1.4	%(7)
Yaron Valler	—	—		—	(7)
All officers and directors as a group (nine individuals)(7)	17,500	3,833,191		53.8%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of our shareholders is PO Box 10176 Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands.

(2)      Based upon 7,153,431 of our Ordinary Shares outstanding as of the date of this proxy statement, which is the sum of 7,128,431 of our Class A Ordinary Shares and 25,000 of our Class B Ordinary Shares (which will automatically convert into Class A Ordinary Shares at the time of our Business Combination or earlier at the option of the holder thereof).

(3)      Based on information reported on Schedule 13D filed on June 7, 2024, CIIG Management III LLC is the record holder of such shares. Michael Minnick, Chief Executive Officer, is the managing member of CIIG Management III LLC. Consequently, he may be deemed the beneficial owner of the shares held by CIIG Management III LLC and have voting and dispositive control over such securities. Mr. Minnick disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly. The address for CIIG Management III LLC and Michael Minnick is 40 West 57th Street, 29th Floor, New York, New York 10019. CIIG Management III LLC acquired these shares from Target Global Sponsor Ltd. and the 3,533,191 Class A Ordinary Shares are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights, (iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s Initial public offering.

(4)      On June 11, 2023, the Company issued an aggregate of 5,347,415 Class A Ordinary Shares, par value $0.0001 per share to Target Global Sponsor Ltd. and the Holders, upon the Conversion of an equal number of the Company’s Class B Ordinary Shares held by the Holders. The 5,347,415 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights, (iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s initial public offering. In addition, following the Conversion, certain additional restrictions pursuant to Regulation S of the Securities Act apply to the Class A Ordinary Shares of the Holders. On May 31, 2024, Target Global Sponsor Ltd. transferred 3, 533,191 Class A Ordinary Shares and 17,500 Class B Ordinary Shares to CIIG Management III LLC.

(5)      Based on the information reported on Schedule 13G/A filed on May 15, 2025 by Target Global Sponsor Ltd., a Cayman Islands exempt company with its registered address at PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, Mr. Shmuel Chafets, Mr. Kirill Yurkevich, Mr. Mikhail Lobanov and Mr. Yaron Valler. Target Global Sponsor Ltd. is controlled as of the date hereof by Mr. Shmuel Chafets and Mr. Yaron Valler, who have voting and investment discretion in respect of the shares held of record by Target Global Sponsor Ltd. and therefore may be deemed to have shared beneficial ownership of the shares held by our Sponsor. The principal business office of each of Target Global Sponsor Ltd., Shmuel Chafets and Yaron Valler is PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands. Each of Shmuel Chafets and Yaron Valler disclaims beneficial ownership of the shares held by Target Global Sponsor Ltd. except to the extent of his pecuniary interest therein, directly or indirectly.

(6)      Based on the information reported on Schedule 13G/A filed on May 13, 2025 by Mizuho Financial Group, Inc. The principal business office of each of Mizuho Financial Group, Inc. is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

(7)      On May 31, 2024, each of Shmuel Chafets and Yaron Valler resigned from their officer positions with the Company. Does not include any shares indirectly owned by this individual as a result of his indirect membership interest in Target Global Sponsor Ltd.

Related Party Transactions

Founder Shares

On February 2, 2021, an affiliate of Target Global Sponsor Ltd. paid $25,000 to cover certain of our expenses in consideration for 7,187,500 Class B Ordinary Shares, par value $0.0001. On November 8, 2021, 1,437,500 Class B Ordinary Shares were cancelled by the Company resulting in a decrease in the total number of Class B Ordinary Shares outstanding from 7,187,500 shares to 5,750,000 shares. Such shares were subsequently transferred to Target Global Sponsor Ltd. in exchange for $25,000, or approximately $0.004 per share. Prior to the completion of our IPO, Target Global Sponsor Ltd. transferred 25,000 Class B Ordinary Shares to each of our independent directors and 100,000 Class B Ordinary Shares to each of our CEO Shmuel Chafets and our Chairman Dr. Gerhard Cromme.

On July 11, 2023, the Company issued an aggregate of 5,347,415 Class A Ordinary Shares, par value $0.0001 per share to the Holders, upon the Conversion of an equal number of the Company’s Class B Ordinary Shares, par value $0.0001 per share, held by the Holders. The 5,347,415 Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights, (iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s Initial public offering. In addition, following the Conversion, certain additional restrictions pursuant to Regulation S of the Securities Act apply to the Class A Ordinary Shares of the Holders.

On May 31, 2024, Target Global Sponsor Ltd. sold 3,533,191 Class A Ordinary Shares of the Company and 17,500 Class B Ordinary Shares of the Company to CIIG Management III LLC pursuant to a Securities Assignment Agreement. The 3,533,191 Class A Ordinary Shares are subject to the same restrictions as applied to the Class B Ordinary Shares, including, among other things, (i) certain transfer restrictions, (ii) waiver of redemption rights, (iii) waiver of rights to receive liquidating distributions from the Trust Account and (iv) the obligation to vote in favor of a Business Combination as described in the prospectus for the Company’s Initial public offering.

On May 31, 2024, Target Global Sponsor Ltd. agreed that its Class A Ordinary Shares, Class B Ordinary Shares and Private Placement Warrants would not be subject to any forfeiture in connection with an initial business combination or any extension of the Company’s duration other than as described in the Securities Assignment Agreement and on a pro rata basis with CIIG Management III LLC subject to a 250,000 share limit.

Private Placement Warrants

Target Global Sponsor Ltd. purchased an aggregate of 6,666,667 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.50 per warrant, or $10,000,000 in the aggregate, in a private placement that occurred simultaneously with the closing of our IPO. On December 29, 2021, concurrently with the exercise of the over-allotment option, we completed the private sale of 397,242 additional private placement warrants to Target Global Sponsor Ltd. at a purchase price of $1.50 per warrant, generating additional gross proceeds to the Company of $595,863.

The private placement warrants are identical to the warrants sold in our IPO except that the private placement warrants (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders, (ii) may be exercised by the holders on a cashless basis and (iii) will be entitled to registration rights. The private placement warrants (including the Class A Ordinary Shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

On May 31, 2024, Target Global Sponsor Ltd. agreed that once exercisable, the 7,063,909 Private Placement Warrants held by it shall be exercised for cash upon the Sponsor Exercise Fair Market Value (as defined in Section 3.3.1(c) of the warrant agreement) equaling $15.00 per share and will be redeemable similar to the Public Warrants provided that $18.00 will be replaced by $15.00.

Administrative Services Fee

We currently maintain our executive offices at PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands. The cost for our use of this space is included in the $10,000 per month fee we pay to Target Global Sponsor Ltd. for office space, administrative and support services. On May 31, 2024, the administrative services agreement was terminated and Target Global Ltd. shall not be entitled to receive any additional fees or payments of any kind or be required to perform any services and we are not required to pay any such fees or payments.

Promissory Notes

On February 19, 2021, Target Global Sponsor Ltd. agreed, under a promissory note, to loan the Company up to $500,000 to be used for a portion of the expenses of the IPO. The loans under this initial promissory note were repaid upon the closing of the IPO out of the $1,000,000 of offering proceeds that has been allocated to the payment of offering expenses.

In addition, the Company and Target Global Sponsor Ltd. entered into the following promissory notes, all of which were fully drawn and outstanding as of March 31, 2024:

•        On November 11, 2022, Target Global Sponsor Ltd. agreed, under a separate promissory note, to loan the Company up to $500,000. This note is not interest bearing and is to be repaid on the date on which the Company consummates its Business Combination.

•        On June 27, 2023, Target Global Sponsor Ltd. agreed, under a separate promissory note, to loan the Company additional $100,000. This note is not interest bearing and is to be repaid on the earlier of (i) December 31, 2023 and (ii) the date on which the Company consummates Business Combination.

•        On August 17, 2023, Target Global Sponsor Ltd. agreed, under a separate promissory note, to loan the Company additional $100,000. This note is not interest bearing and it to be repaid on the earlier of (i) December 31, 2023 and (ii) the date on which the Company consummates its Business Combination.

•        On August 17, 2023, Target Global Sponsor Ltd. agreed, under a separate promissory note, to loan the Company additional $250,000. This note is not interest bearing and it to be repaid on the earlier of (i) December 31, 2023 and (ii) the date on which the Company consummates its Business Combination.

•        On December 15, 2023, Target Global Sponsor Ltd. agreed, under a separate promissory note, to loan the Company additional $1,000,000. This note is not interest bearing and it has to be repaid on or before December 31, 2025. This facility was partially drawn and $431,000 was outstanding as of March 31, 2024.

•        On January 9, 2024, Target Global Sponsor Ltd. agreed, under a promissory note, to loan the Company an amount of $250,000. This note is not interest bearing and it has to be repaid on the earlier of (i) December 31, 2024 and (ii) the date on which the Company consummates its initial business combination.

•        On January 9, 2024, Target Global Sponsor Ltd. agreed, under an additional promissory note, to loan the Company an additional an amount of $345,000. This note is not interest bearing and it has to be repaid on the date on which the Company consummates its initial business combination.

On May 31, 2024, in connection with the Securities Assignment Agreement, Target Global Sponsor Ltd. agreed to reduce to zero any remaining balance on the promissory notes dated November 11, 2022, June 27, 2023, August 17, 2023, December 2023, January 9, 2024 and contribution notes dated June 2, 2023 and January 11, 2024 in excess of $1,750,000 and have the $1,750,000 balance of the promissory notes and contribution notes paid as part of the reimbursement of legacy expenses as long as the inclusion of such balance does not result in the aggregate amount of legacy expenses exceeding $1,750,000 with such reimbursement being contingent on the Company consummating an initial business combination and such legacy expenses approved and incorporated to be payable as of the closing date of initial business combination.

Prior Contributions and Extensions

The Company’s prospectus for its IPO and its Articles initially provided that the Company had until 18 months from the closing of the offering (until June 13, 2023) or up to 24 months from the closing of its IPO (until December 13, 2023) to complete a Business Combination. The Company initially had 18 months from the closing of its IPO, until June 13, 2023, or up to 24 months from the closing of the Company’s IPO (December 13, 2023) if the Company extended the period of time to consummate a Business Combination, subject to Target Global Sponsor Ltd. depositing additional funds in the Trust Account) to complete an initial Business Combination.

On June 2, 2023, the Company amended its Articles to extend the date by which it has to consummate an initial Business Combination from June 13, 2023 to September 13, 2023 and to allow the Company to elect to further extend the date by which the Company has to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after September 13, 2023, until March 13, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with such extension, the Company also amended the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s revised Articles. In connection therewith, 16,994,128 Class A Ordinary Shares were validly tendered and redeemed.

On December 15, 2023, the Company amended its Articles once again to extend the Termination Date from January 13, 2024 to May 8, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to seven times by an additional one month each time after May 8, 2024, until December 9, 2024, unless the closing of a Business Combination shall have occurred prior thereto. In connection with such Second Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in the Company’s further revised Articles. In connection therewith, 561,310 Class A Ordinary Shares were validly tendered and redeemed.

On May 6, 2024, the Company elected to extend the Termination Date by one month, until June 8, 2024. In connection with such extension, on May 6, 2024, Target Global Sponsor Ltd. deposited $90,000 into the Trust Account.

On May 31, 2024, TGAA entered into a non-binding Letter of Intent to consummate a Business Combination with a prospective target in the robotics industry utilizing artificial intelligence technology which the Company believed was a compelling investment opportunity.

On June 6, 2024, the Company elected to extend the Termination Date by one month, until July 8, 2024. In connection with such extension, on June 8, 2024, the Contributor deposited $90,000 into the Trust Account.

On July 10, 2024, the Company amended its Articles once again (the “Third Extension”) to extend the date by which the Company has to consummate an initial Business Combination from July 8, 2024 to December 9, 2024 and to allow the Company to elect to further extend the Termination Date on a monthly basis for up to six times by an additional one month each time after December 9, 2024, if the Company has entered into a letter of intent or definitive binding agreement to consummate a Business Combination, on a monthly basis, until June 9, 2025 unless the closing of an initial Business Combination shall have occurred prior thereto. In connection with such Third Extension, the Company entered into another amendment to the Trust Agreement to align the date on which Continental must commence liquidation of the Trust Account to the dates stipulated in our revised Articles. As a result of the approval of the Articles, an additional $5,806.45 was deposited into the Trust Account representing the two-day prorated amount of the $90,000 monthly deposit for a 31-day month for the July 9, 2024 period.

On December 2, 2024, the Company entered into an Agreement and Plan of Merger, the “Business Combination Agreement”), by and among the Company, Vital Merger Sub 1 Corp., a Delaware corporation (“Merger Sub 1”), Vital Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), and Venhub Global, Inc., a Delaware corporation (“VenHub”).

On May 16, 2025, VenHub, including, its directors, principals, and stockholders, SSO, LLC, a Wyoming limited liability company (“SSO”), Shahan Ohanessian, an individual, Shoushana Ohanessian, an individual (together with SSO and Shahan Ohanessian, the “VenHub Stockholders”), the Company, Merger Sub 1, Merger Sub 2, and CIIG Management III LLC (“CIIG Management,” and together with the Company, Merger Sub 1, and Merger Sub 2, the “TGAA Parties” and each a “TGAA Party”) entered into a Settlement, Termination and Mutual Release Agreement (the “Settlement and Release Agreement”). Venhub, the VenHub Stockholders, and the TGAA Parties are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”

Pursuant to the Settlement and Release Agreement, the Parties mutually agreed to terminate the Business Combination Agreement, by and among Venhub and the TGAA Parties, dated as of December 2, 2024 and the other Contracts upon delivery to the Company of the full settlement consideration. On May 21, 2025, the full settlement consideration was delivered, and the Business Combination Agreement, the Insider Support Agreement, the SSA and the Lock-Up Agreement (each, as defined in the Settlement and Release Agreement and collectively with the Business Combination Agreement, the “Contracts”) terminated in accordance with their terms (subject to the survival of certain confidentiality provisions).

Working Capital Loans

In addition, in order to finance transaction costs in connection with an intended Business Combination, our Sponsors or an affiliate of the Sponsors, or certain of our officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”) on a non-interest basis. If the Company completes the initial Business Combination, the Company would repay the Working Capital Loans.

In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into Private Placement Warrants of the post Business Combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. As of December 31, 2023 and March 31, 2024, the Company had no borrowings, respectively, under the Working Capital Loans.

Registration and Shareholder Rights Agreement

We entered into a registration and shareholder rights agreement (the “Registration Rights Agreement”) pursuant to which our Sponsor is entitled to certain registration rights with respect to the Private Placement Warrants, the securities issuable upon conversion of Working Capital Loans and extension loans (if any) and the Class A ordinary shares issuable upon exercise of the foregoing and upon conversion of the Class B Ordinary Shares, and, upon consummation of our Business Combination, to nominate three individuals for appointment to our Board, as long as the Sponsors hold any securities covered by the registration and shareholder rights agreement. On June 11, 2024, we amended the Registration Rights Agreement to modify the definition of Lock-Up Period such that the Founder Shares Lock-Up period shall be for (i) 50% of the Founder Shares (or any Class A Ordinary Shares issuable upon conversion thereof) until the completion of the Company’s initial business combination; and (ii) 50% of the Founder Shares and any Class A Ordinary Shares issuable upon conversion thereof held by our Sponsors and our directors and executive officers shall not be transferred, assigned or sold except to certain permitted transferees unless and until the earlier to occur of (A) six (6) months after the completion of our initial Business Combination and (b) subsequent to our initial Business Combination if the last sale price of our ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share consolidations, share capitalizations, rights issuances, reorganizations, recapitaliziations and the like) for an 20 trading days within any 30-trading day period commencing at least 150 days after our initial Business Combination.

Related Party Policy

The audit committee of our Board adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the Company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

Future Shareholder Proposals

If the Extension Amendment Proposal is approved at the Shareholder Meeting, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date to consider and vote upon approval of a business combination agreement and a Business Combination. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Articles Extension Date, the Company will liquidate and dissolve.

Householding Information

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

The Company files reports (including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024), proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact the Company in writing at 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing TGAA.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than three business days before the date of the Shareholder Meeting, or no later than June 4, 2025.

Annex A

Proposed Amendments to the
Amended and Restated Memorandum and Articles of Association
of
Target Global Acquisition I Corp,
as Amended on JULY 10, 2024

TARGET GLOBAL ACQUISITION I CORP
(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company, as amended on July 10, 2024, be further amended by:

(a)         amending Article 49.7 by deleting the following:

“In the event that the Company does not consummate a Business Combination by December 9, 2024, the Company shall have the right, but not the obligation, to extend the period of time to consummate a Business Combination, without a shareholder vote, on a monthly basis for up to six times by an additional one month each time after December 9, 2024, by resolution of the Company’s board of Directors, if requested by the CEO, and upon one calendar day advance notice prior to the applicable deadline, until June 9, 2025, provided that the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.”

(b)         amending Article 49.8 by deleting the following:

“In the event that the Company does not consummate a Business Combination by December 9, 2024 (or no later than June 9, 2025, if such date is extended on a monthly basis in accordance with the Articles), the Company shall:

(a)         cease all operations except for the purpose of winding up;

(b)         as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)         as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by December 9, 2026, the Company shall:

(a)         cease all operations except for the purpose of winding up;

(b)         as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up

Annex A-1

to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)         as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(c)         amending Article 49.9 by deleting the following:

“In the event that any amendment is made to the Articles:

(a)         to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by December 9, 2024 (or no later than June 9, 2025 if such date is extended on a monthly basis in accordance with the Articles); or

(b)         with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by December 9, 2024, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to six times by an additional one month each time after December 9, 2024, by resolution of the Directors, if requested by the Sponsor (or its affiliates or designees) in writing, and upon one calendar days’ advance notice prior to the applicable Termination Date, until June 9, 2025.”; and

and replacing it with the following:

“In the event that any amendment is made to the Articles:

(a)         to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by December 9, 2026; or

(b)         with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not a Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Annex A-2

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company, as amended on July 10, 2024, be further amended by:

(a)         amending Article 49.11 by deleting the following:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond December 9, 2024 (or no later than June 9, 2024, if such date is extended on a monthly basis in accordance with the Articles) under the provisions of this Article 49 or (ii) amend the foregoing provisions of this Article 49.11.”

and replacing it with the following:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares on a Business Combination or on any other proposal presented to Members prior to or in connection with the consummation of a Business Combination or to approve an amendment to the Memorandum or Articles to (i) extend the time the Company has to consummate a Business Combination beyond December 9, 2026 under the provisions of this Article 49 or (ii) amend the foregoing provisions of this Article 49.11.”

Annex A-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2025 Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail TARGET GLOBAL ACQUISITION I CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:00 a.m., Eastern Time, on June 9, 2025. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. TARGET GLOBAL SPONSOR LTD. PO BOX 1093 BOUNDARY HALL CRICKET SQUARE GRAND CAYMAN KY1-1102 CAYMAN ISLANDS PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED TARGET GLOBAL ACQUISITION I CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON JUNE 9, 2025. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 3, 2025, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Target Global Acquisition I Corp. (“Company”) to be held at 11:00 a.m. Eastern Time on June 9, 2025, via an in-person meeting, and hereby appoints Michael Minnick and Heiko Dimmerling, and each of them (with full power to act alone), the proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be signed on reverse side)

Target Global Acquisition I Corp. PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands EXTRAORDINARY GENERAL MEETING OF TARGET GLOBAL ACQUISITION I CORP. YOUR VOTE IS IMPORTANT The Proxy Statement and the Annual Report to Stockholders are available at: https://www.cstproxy.com/tgacquisition1/202 2025 PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this Proposal No. 1 — The Extension Amendment Proposal: To amend, by way of special resolution, the Company’s Articles to extend the date FOR AGAINST ABSTAIN (the “Termination Date”) by which the Company has to consummate an initial business combination (the “Extension Amendment”) from June 9, 2025 to December 9, 2026 (the “Articles Extension Date”), unless the closing of an initial business combination (“Business Combination”) shall have occurred prior thereto. Proposal No. 2 — The Adjournment OR AGAINST ABSTAIN Proposal: To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal (the “Adjournment Proposal”). PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COM- PANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO CON- TRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND IN ACCORDANCE WITH TH JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING. CONTROL NUMBER Signature Signature, if held jointly Date , 2025 Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.